UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 9, 2011

HEMISPHERX BIOPHARMA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27072 (Commission File Number)	52-0845822 (IRS Employer Identification No.)

1617 JFK Boulevard, Philadelphia, Pennsylvania, 19103 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (215) 988-0080

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Hemispherx announced that it would further adjourn its 2011Annual Meeting of Stockholders and leave the polls open solely for voting on proposal no. 4, the amendment of its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 350,000,000, until Thursday, December 8, 2011 at 1:00 p.m. (EST) at the Embassy Suites Hotel, 1776 Benjamin Franklin Parkway, Philadelphia Pennsylvania 19103.

For more information, please see the November 9, 2011 press released filed as exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

	99.1	Press Release dated November 9, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 9, 2011

HEMISPHERX BIOPHARMA, INC.

s/William A. Carter
William A. Carter, M.D.,
Chief Executive Officer

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